UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 13, 2000

                        Investment Properties Associates
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         New York                        0-5537                13-2647723
         --------                        ------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)           Identification No.)

60 East 42nd Street, New York, New York                                  10165
---------------------------------------                                  -----
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 687-6400

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Registrant filed a press release on April 12, 2000 which reported that, subject to a variety of conditions, including due diligence and definitive documentation, it has agreed in principle to sell 245 Fifth Avenue, New York, New York and 261 Fifth Avenue, New York, New York, to a fund controlled by Koll Bren Schreiber Realty Advisors Inc., a Delaware corporation.

At this time, Registrant can make no assurances that the conditions to the agreement in principle will be satisfied or that the sale will be consummated. If all conditions are met, it is expected that the closing will occur within the next forty days.

A copy of the press release reporting such event is attached hereto as Exhibit 99 and incorporated herein by reference.

(c) Exhibits.

    Exhibit No.       Description
    -----------       -----------

    Exhibit 99        Press Release of Company, dated April 12, 2000

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INVESTMENT PROPERTIES ASSOCIATES

                                            BY:/s/Irving Schneider
                                               ---------------------------------
                                               Irving Schneider, General Partner

Date: April 13, 2000